EXHIBIT 99.2


                      PRESS RELEASE DATED DECEMBER 3, 2003





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CIROND
   MAKING WIRELESS WORK


                                                           FOR IMMEDIATE RELEASE
                                                          Contact: Chris Mossing
                                               Vice-president, Sales & Marketing
                                                              Cirond Corporation
                                                             Tel: (866) 824-7662



              CIROND ANNOUNCES CO-MARKETING AGREEMENT WITH NETGEAR

     LEADING WIRELESS NETWORK HARDWARE VENDOR WILL WORK WITH CIROND WIRELESS MANAGEMENT SOFTWARE SUITE TO PROVIDE ENHANCED NETWORK MANAGEMENT AND SECURITY

SAN JOSE, CALIFORNIA - (DECEMBER 3, 2003) - Cirond Corporation (OTCBB: CROO.ob) today announced an agreement with leading wireless network hardware manufacturer NETGEAR that will see Cirond's WiNc Manager network management and security solutions marketed in conjunction with NETGEAR's business-class wireless solutions.

Cirond and NETGEAR are planning a variety of initiatives to enable NETGEAR's value-added resellers to market complete wireless solutions incorporating Cirond's products and NETGEAR's hardware to end user customers. "We are pleased to have initiated this association with NETGEAR," said Cirond President and CEO Nicholas Miller. "Through the dynamic combination of Cirond's WiFi network management and security solutions and NETGEAR's leading edge wireless hardware, we are able to jointly offer comprehensive wireless business solutions to the marketplace that address all of the needs of typical small and medium-sized business users."

"With the tightly integrated wireless business solutions marketed by NETGEAR and Cirond, business users will no longer have to assemble a variety of software and hardware 'point solutions' from a number of vendors," said Kevin Allan, NETGEAR's Director of Business Products. "This combination offers a complete "one-stop" for wireless business solutions."

Cirond and NETGEAR plan a number of initiatives to introduce WiNc Manager and NETGEAR's business class products to end-users and value-added resellers. Details of these initiatives will be announced in the near future.

ABOUT NETGEAR INC.

NETGEAR PROVIDES BRANDED, EASY-TO-USE, RELIABLE AND TECHNOLOGICALLY ADVANCED NETWORKING SOLUTIONS FOR HOMES AND SMALL BUSINESSES. HEADQUARTERED IN THE HEART OF SILICON VALLEY, SANTA CLARA, CALIF., NETGEAR DESIGNS AND DEVELOPS PRODUCTS THAT ENABLE HOME AND SMALL BUSINESS USERS TO SHARE INTERNET ACCESS, PERIPHERALS, DIGITAL CONTENT AND APPLICATIONS AMONG MULTIPLE PERSONAL COMPUTERS AND OTHER INTERNET-ENABLED DEVICES. NETGEAR PRIMARILY MARKETS AND SELLS ITS PRODUCTS THROUGH DISTRIBUTORS BASED IN NORTH AMERICA, EUROPE AND THE ASIA/PACIFIC REGION TO A NETWORK OF RESELLERS, INCLUDING RETAIL STORES, MAIL ORDER CATALOGS AND ONLINE RETAILERS. FOR MORE INFORMATION VISIT THE COMPANY'S WEB SITE AT WWW.NETGEAR.COM OR CALL (408) 907- 8000.

NETGEAR AND THE NETGEAR LOGO ARE REGISTERED TRADEMARKS OF NETGEAR, INC. IN THE UNITED STATES AND OTHER COUNTRIES. OTHER BRAND AND PRODUCT NAMES ARE TRADEMARKS OF THEIR RESPECTIVE HOLDERS. INFORMATION IS SUBJECT TO CHANGE WITHOUT NOTICE. ALL RIGHTS RESERVED

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FOR NETGEAR, INC.: Various matters set forth in this press release, such as statements relating to the anticipated success of the proposed collaboration, the expected price, performance characteristics, specifications, market acceptance, and market growth of products developed and promoted by the collaboration are forward-looking statements. These statements are subject to risks and uncertainties, including without limitation, the price/performance requirements of customers, the ability to sell products incorporating the technology, the impact and pricing of competing technologies, the introduction of alternative technological solutions, and other risks detailed from time-to-time in NETGEAR'S SEC filings and reports.

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CIROND CORPORATION ANNOUNCES CO-MARKETING AGREEMENT WITH NETGEAR          PAGE 2


SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 FOR CIROND CORPORATION
Forward looking statements as set forth in this press release are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward looking statements made by or on behalf of the Company. The Company disclaims any obligation to update forward looking statements. These statements are subject to risks and uncertainties, including without limitation, the price/performance requirements of customers, the ability to sell products incorporating the technology, the impact and pricing of competing technologies, the introduction of alternative technological solutions, and other risks detailed from time-to-time in Cirond's SEC filings and reports.

ABOUT CIROND

SAN JOSE, CALIFORNIA-BASED CIROND CORPORATION (OTCBB: CROO.OB) IS DEDICATED TO MAKING 802.11-BASED WIRELESS NETWORKS EASIER TO INSTALL AND WORK MORE EFFECTIVELY FOR CORPORATIONS, SMALL BUSINESSES, PROFESSIONALS AND CONSUMERS. CIROND PRODUCTS INCLUDE WINC MANAGER (A COMPREHENSIVE WIRELESS NETWORK MANAGEMENT AND SECURITY SOLUTION), AND THE WINC AND POCKETWINC WIRELESS CONNECTIVITY TOOLS FOR THE WINDOWS AND POCKET PC FAMILY OF OPERATING SYSTEMS. CIROND PRODUCTS ARE AVAILABLE DIRECTLY THROUGH THE COMPANY'S WEB SITE AT HTTP://WWW.CIROND.COM OR THROUGH ITS NETWORK OF VALUE ADDED RESELLERS. CIROND:
MAKING WIRELESS WORK.


CIROND                                            NETGEAR
CHRIS MOSSING                                     DOUG HAGAN
VICE-PRESIDENT, SALES & MARKETING                 SENIOR MANAGER, PR
CMOSSING@CIROND.COM                               DOUG.HAGAN@NETGEAR.COM
TEL: (866) 824-7662                               TE: (408) 907-8053


















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